                                                                EXHIBIT 10.23


NUMBER: W9705009                                               **16,000**
        SHARES
                                  VASCO CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

This Certifies that EUGENE WONG, 460 CHERRY LANE ROAD 1, MENDHAM, NJ 07945-2712 (the "holder") is the owner of 16,000 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of VASCO CORP. (the "Company") at any time through MARCH 31, 2000, (the "exercise date") at an exercise price of $5.19 per Warrant and subject to the terms, conditions and limitations set forth herein. These Warrants are exerciseable at the option of the holder. In the event of a Secondary Public Offering (the "Offering"), the Company has the right to call these Warrants at the exercise price upon notice given 30 days prior to the Offering. Surrender of the Warrants and payment of $5.19 per Warrant prior to or simultaneous to but no later than the closing of the Offering will entitle the holder to one (1) share of freely tradable, registered, non-restricted Common Stock of the Company. The Company will allow a "cashless exercise" as permitted under Section 9 of the Second Amendment to the Registration Rights Agreement dated March 7, 1997, which amended the Registration Rights Agreement dated as of October 19, 1995, as amended on July 1, 1996 (the "Registration Rights Agreement"). These Warrants have been issued in consideration of the holder having executed the said Second Amendment to the Registration Rights Agreement dated March 7, 1997.

As of Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Company at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event, at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for your own account and not with a view to the resale or distribution thereof and (ii) that any subsequent resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, or approved by the Company, as to the applicability of such exemption.

THESE WARRANTS AND THE UNDERLYING SHARES OF VASCO CORP. COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION OR A SPECIFIC EXEMPTION FROM REGISTRATION AS REFLECTED IN A WRITTEN OPINION FROM LEGAL COUNSEL ACCEPTABLE TO THE COMPANY AS TO THE APPLICABILITY OF SUCH EXEMPTION. THESE WARRANTS HAVE BEEN ISSUED PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT AND ARE SUBJECT TO ALL PROVISIONS THEREOF.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 7th day of March, 1997.



              _________________________________________________
              Secretary                              President

                           (Apply Corporate Seal)

                                  SCHEDULE I
                               to Exhibit 10.23


                                             Issue       Expiration      Warrant    Warrants
               Name                          Date           Date          Price      Issued
Frank Brenner                              03/07/97      03/31/2000        5.19        5,336
Gita Brenner                               03/07/97      03/31/2000        5.19        5,336
Monte Engler                               03/07/97      03/31/2000        5.19       17,336
Richard Groberg                            03/07/97      03/31/2000        5.19          800
Irwin Schlass Enterprises, Inc.            03/07/97      03/31/2000        5.19       16,000
Bear Stearns, Custodian
  FBO Stephen Raphael IRA                  03/07/97      03/31/2000        5.19       39,216
Jack P. Schleifer                          03/07/97      03/31/2000        5.19       33,320
Myron Weinblatt                            03/07/97      03/31/2000        5.19        8,000
Eugene Wong                                03/07/97      03/31/2000        5.19       16,000